UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 20, 2020, State Street Corporation held its annual meeting of shareholders. At the meeting, 319,332,602 shares of State Street’s common stock were represented. This represented approximately 90.6% of the 352,200,608 shares of State Street’s common stock outstanding as of the close of business on March 11, 2020, the record date for the meeting. The following matters were voted on at the meeting:

•	the election of eleven director nominees;

•	the approval of an advisory proposal on executive compensation; and

•	the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2020.

The shareholders voted: to elect the eleven director nominees; to approve the advisory proposal on executive compensation; and to ratify the selection of the independent registered public accounting firm.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Marie A. Chandoha	297,995,155	937,752	282,312	20,117,383
Patrick de Saint-Aignan	292,469,173	6,453,746	292,300	20,117,383
Lynn A. Dugle	298,319,759	604,504	290,956	20,117,383
Amelia C. Fawcett	283,244,427	15,684,052	286,740	20,117,383
William C. Freda	297,579,519	1,362,288	273,412	20,117,383
Sara Mathew	291,705,368	7,243,347	266,504	20,117,383
William L. Meaney	292,239,657	6,688,574	286,988	20,117,383
Ronald P. O'Hanley	279,004,119	19,695,698	515,402	20,117,383
Sean O' Sullivan	298,418,176	515,972	281,071	20,117,383
Richard P. Sergel	281,681,285	17,257,794	276,140	20,117,383
Gregory L. Summe	279,724,534	19,212,646	278,039	20,117,383
Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
208,478,335	88,728,945	2,007,939*	20,117,383*
70.1%	29.9%	*	*

Proposal 3 - Ratification of the selection of Ernst & Young LLP as State Street’s Independent Registered
Public Accounting Firm for the Year Ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
303,901,742	15,275,969	154,891*	**
95.2%	4.8%	*	**
* Not counted as votes cast
** Not applicable

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL) submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ DAVID C. PHELAN
		Name:	David C. Phelan,
		Title:	Executive Vice President and General Counsel
Date:	May 22, 2020